EXHIBIT 99.1

BK Technologies Signs Transformational Agreement With

East West Manufacturing

-      Strategic shift to asset-light strategy expected to significantly improve working capital, reduce inventory, and lower production costs

-      East West to become shareholder of BK Technologies

WEST MELBOURNE, FL November 8, 2023/ BK Technologies Corporation (NYSE American: BKTI) (“BK”, “the Company”) today announced that it has signed a manufacturing and supply agreement (“the Agreement”) with East West Manufacturing, LLC (“East West”) to transition BK’s West Melbourne, Florida manufacturing activities to East West’s facilities. East West will become the exclusive manufacturer of the Company’s radio product line.  With the transition of its manufacturing operation to East West, the Company’s West Melbourne facility will solely focus on new product introductions to support BK’s engineering programs and customer repair services.

Based in Atlanta, Georgia, East West is an integrated design, engineering, manufacturing, and distribution services partner for original equipment manufacturers and distributors throughout North America and Europe. It is a portfolio company of MSD Partners. Under the terms of the Agreement, East West will make, in aggregate, a $2,000,000 investment in the Company. This includes the purchase of 77,520 shares of BK at a price of $12.90 per share, representing an investment of $1,000,000. East West will also receive Warrants to purchase 135,500 shares of BK at a strike price of $15.00 per share. The Warrants have a term of five years from the issuance date.

John Suzuki, CEO of BK Technologies, commented, “We are pleased to announce the expansion of our existing manufacturing relationship with East West, a proven, longtime partner who has provided reliable and efficient support to our in-house manufacturing operations for many years.  Moving to an asset-light model is an important strategic step which we are undertaking after careful analysis and evaluation.  Outsourcing the manufacturing of our products will simplify our supply chain management, which has been a challenging part of our operations in recent years, and will enable us to continue to reduce both production and product costs.  By moving supply chain and production management to a partner, we can more intently focus on our core competencies – the development and marketing of LMR communications technology – while lowering costs and ensuring we continue to meet all federal compliance requirements.”

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Manufacturing of BK Technologies products is expected to begin at East West during the first quarter of 2024 with the full operational transition expected to be completed within the ensuing six months.  The move will take place in stages and BK Technologies is taking precautions to prevent any production or delivery delays associated with the factory transition.

Kyle Cerminara, Chairman of the Board of BK Technologies stated, “The transition of our manufacturing operation to a trusted and reliable partner is an important strategic step that will help ensure efficient fulfillment of demand for our products while also strengthening margins over time.  This is a partnership in every sense of the word. We are particularly pleased that East West has aligned themselves with BK even further by virtue of their purchase of BK common shares. This share purchase and desire to hold BK Warrants demonstrates East West’s recognition of BK’s valuable suite of products and their belief in the long-term market opportunity for our Company.”

About BK Technologies

BK Technologies Corporation, through its operating subsidiaries, manufactures high-specification, communications equipment of unsurpassed reliability and value for use by public safety professionals and government agencies. BK Technologies’ SaaS business focuses on new, innovative public safety smartphone services that will make the first responders safer or more productive.   BK Technologies is honored to serve these heroes when every moment counts. The Company’s common stock trades on the NYSE American market under the symbol “BKTI”. Maintaining its headquarters and primary manufacturing facility in West Melbourne, Florida, BK Technologies can be contacted through its web site at www.bktechnologies.com or directly at 1-800-821-2900.

About East West Manufacturing, LLC Based in Atlanta, Georgia, East West provides a comprehensive and integrated set of product realization capabilities to a leading and high-growth customer base. With U.S. operations in Georgia, North Carolina, Wisconsin, Massachusetts, and Texas, and international operations in Canada, Costa Rica, Vietnam, China, India, and Mexico, the Company utilizes a global design team, transparent supply chain, on-site quality control, and flexible logistics systems to provide its customers with superior products and competitive cost advantages. Founded in 2001, East West offers its customers a differentiated breadth of onshore, nearshore, and offshore design, engineering, manufacturing, and distribution capabilities to serve the full spectrum of customer needs ranging from new product design to full scale production and distribution.

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Forward-Looking Statements

This press release contains certain forward-looking statements that are made pursuant to the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern the Company's operations, economic performance, and financial condition, including, but not limited to the Company's long-term strategic plan, and are based largely on the Company's beliefs and expectations. These statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors and risks include, among others, the following: changes or advances in technology; the success of our land mobile radio product line and SaaS business segment; disruption in the global supply chain creating delays, unavailability and adverse conditions; successful introduction of new products and technologies, including our ability to successfully develop and sell our new multiband product and other related products in the BKR Series product line and the Company's SaaS solutions; competition in the land mobile radio industry; general economic and business conditions, including higher inflation and its impacts, federal, state and local government budget deficits and spending limitations, any impact from a prolonged shutdown of the U.S. Government, the effects of natural disasters, changes in climate, severe weather events, geopolitical events, acts of war or terrorism, global health epidemics or pandemics and catastrophic events, as well as the broader impacts to financial markets and the global macroeconomic and geopolitical environments; the availability, terms and deployment of capital; reliance on contract manufacturers and suppliers and the Company’s transition to an exclusive third-party manufacturer for the Company’s radio product line; risks associated with fixed-price contracts; heavy reliance on sales to agencies of the U.S. Government and our ability to comply with the requirements of contracts, laws and regulations related to such sales; allocations by government agencies among multiple approved suppliers under existing agreements; our ability to comply with U.S. tax laws and utilize deferred tax assets; our ability to attract and retain executive officers, skilled workers and key personnel; our ability to manage our growth; our ability to identify potential candidates for, and to consummate, acquisition, disposition or investment transactions, and risks incumbent to being a noncontrolling interest stockholder in a corporation; impact of natural disasters, changes in climate, severe weather events, geopolitical events, acts of war or terrorism, global health epidemics or pandemics and catastrophic events on the companies in which the Company holds investments; impact of our capital allocation strategy; risks related to maintaining our brand and reputation; impact of government regulation; impact of rising health care costs; our business with manufacturers located in other countries, including changes in the U.S. Government and foreign governments' trade and tariff policies; our inventory and debt levels; protection of our intellectual property rights; fluctuation in our operating results and stock price; any infringement claims; data security breaches, cyber-attacks and other factors impacting our technology systems; availability of adequate insurance coverage; maintenance of our NYSE American listing; risks related to being a holding company; and the effect on our stock price and ability to raise equity capital of future sales of shares of our common stock. Certain of these factors and risks, as well as other risks and uncertainties, are stated in more detail in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and in the Company's subsequent filings with the SEC. These forward-looking statements are made as of the date of this press release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statement.

Company Contact:

IMS Investor Relations

John Nesbett/Jennifer Belodeau

bktechnologies@imsinvestorrelations.com

(203) 972-9200

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